June 16, 2017

Supplement

SUPPLEMENT DATED JUNE 16, 2017 TO THE SUMMARY PROSPECTUS AND PROSPECTUS OF
Morgan Stanley Liquid Asset Fund Inc., dated December 30, 2016
(the "Fund")

At a meeting held on June 14, 2017, the Board of Directors of the Fund approved the dissolution of the Fund. The dissolution of the Fund is expected to occur as soon as practicable.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

ILAFLIQSUMPROSPT